TERM LOAN AGREEMENT


               THIS AGREEMENT, dated as of May 30, 1997, is entered into by and between AMERICAN ECO CORPORATION, an Ontario, Canada corporation maintaining a place of business in Houston, Texas ("Borrower"), and REFCO CAPlTAL MARKETS, LTD., a Bermuda corporation ("Lender").


                                 W I T N E S S E T H:


               WHEREAS, Borrower desires to borrow funds from Lender, and Lender is willing to make such loan to Borrower, upon the terms and conditions set forth herein.

               NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereby agree as follows:

          1.   Term Loan.
               ---------

               Subject to the terms and conditions of this Agreement and the other Loan Documents (as defined below), and in reliance upon the warranties of Borrower set forth herein and in the other Loan Documents, Lender agrees to loan to Borrower the principal amount of Five Million Dollars (US $5,000,000) (the "Loan"). Simultaneously with the funding of the Loan, Deere Park Capital Management, Inc., an Illinois corporation ("Deere Park"), is making a $1,000,000 principal amount secured loan (the "Deere Park Loan") to Borrower on terms and pursuant to agreements (the "Deere Park Agreements") substantially similar to the Loan, this Agreement and the other agreements contemplated hereby. The Loan shall be funded concurrently with the execution of this Agreement on the date hereof by wire transfer of immediately available funds to an account designated by Borrower in writing.

          2.   Terms.
               ------

               2.1  Interest. The principal amount of the Loan from time to
                    ---------
                    time outstanding shall bear interest at the rate of ten percent (10%) per annum. Interest on the unpaid principal balance of the Loan outstanding from time to time shall be payable monthly in arrears as set forth in Section 2.2 and in the form of the Note attached hereto as EXHIBIT A (the "Note"), and shall be calculated on the basis of a 360 day year for the actual number of days elapsed.

               2.2  Payment. The Loan shall be repayable monthly in
                    -------
                    arrears, on the first day of each calendar month, commencing on the first day of the first full calendar month succeeding the date of this Agreement, with the final payment due hereunder on the third anniversary date of this Agreement. Payments shall be made in United States Dollars (all references in this Agreement to dollars and $ shall refer to United States Dollars) by wire transfer of immediately available funds to the account designated by Lender in Section 12.3(b) as follows:

                    (a) The first twelve (12) monthly installments shall consist of interest only;

                    (b) The subsequent twenty-three (23) monthly installments shall consist of principal payments of $83,333.33 each, plus accrued interest thereon; and,

                    (c) On the third anniversary date of this Agreement, the entire outstanding principal amount, plus all accrued and unpaid interest, plus any fees or penalties associated with the Loan shall be paid.

               2.3  Evidence of Borrowing~. The Loan shall be evidenced by,
                    ----------------------
                    and shall have the payment terms and other provisions contained in, the Note.

               2.4  Business Day. If any payment to be made by Borrower
                    -------------
                    hereunder or under the Note shall become due on a Saturday, Sunday or any legal holiday on which banks are authorized or required to be closed for the conduct of commercial banking business in New York, New York, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing any interest in respect of such payment.

               2.5  Prepayment. The Note may be prepaid in whole or in part
                    -----------
                    without penalty, provided that the Borrower may not
                                     --------
                    prepay all or any part of the outstanding amount of the Deere Park Loan without simultaneously prepaying the same pro rata portion of the outstanding amount of the Note.

          3.   Collateral.
               ----------

               The Loan shall be secured by a pledge of 500 shares of common stock of MidAtlantic Recycling Technologies, Inc., a Delaware corporation ("MART"), representing 50% of the outstanding shares of MART ("Collateral"), in accordance with the Stock Pledge Agreement (the "Stock Pledge Agreement") attached hereto as EXHIBIT B. Lender acknowledges that the Collateral is also subject to the security interest granted to Deere Park, pursuant to a Stock Pledge Agreement between Borrower and Deere Park dated as of the date hereof.

          4.   Warrants.
               ---------

               4.1  Issuance. In connection herewith, as additional
                    --------
                    consideration for the Loan, Borrower shall issue to Lender detachable warrants (the "Warrants") to purchase up to 400,000 common shares without par value (the "Shares") of Borrower, which Warrants shall expire on the fifth anniversary of the date of this Agreement and shall have such other terms and conditions as are set forth in the form of Warrant attached hereto as EXHIBIT
                    C. Borrower shall issue the Warrants to Lender immediately upon obtaining approval thereof from the Toronto Stock Exchange (the "TSE") and, if applicable, all approvals required thereby. Borrower covenants and agrees that the registration rights provisions set forth in Section 8 of the Warrants shall be deemed applicable as if the Warrants were issued on the date of this Agreement. Accordingly, Borrower agrees that its obligation to file a Registration Statement (as defined in the Warrants) with the United States Securities and Exchange Commission (the "Commission") shall commence on the date hereof and such filing is required to be made no later than 30 days after the date hereof.

               4.2  Lender's Representations. Lender represents and
                    -------------------------
                    warrants to Borrower that (a) Lender is purchasing the Warrants for its own account for investment and not with a view towards the public sale or distribution thereof and (b) Lender is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the United States Securities Act of 1933, as amended (the "1933 Act").

          5.   Representations Warranties and Covenants.
               -----------------------------------------

               To induce Lender to enter into this Agreement and to make the Loan provided for herein, Borrower represents and warrants to and covenants with Lender as follows:

               5.1  Organization. Borrower and each corporation or other
                    -------------
                    entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by Borrower (a "Subsidiary") is a corporation duly organized, existing and in good standing under the laws of its jurisdiction of organization, with full and adequate corporate power to carry on and conduct its business as presently conducted, and is duly licensed or qualified in all jurisdictions where the nature of its activities require such qualification or licensing, except with respect to any Subsidiary where the failure to be so licensed or qualified would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of Borrower and its Subsidiaries, taken as a whole.

               5.2  Authorization: Validity. Borrower has full right, power
                    ------------------------
                    and authority to enter into this Agreement and to make the borrowings and execute and deliver the other Loan Documents (as defined in Section 6 below), as herein provided for, and the execution and delivery of this Agreement and the other Loan Documents shall not nor shall the observance or performance of any of the matters and things herein or therein set forth, violate or contravene any provision of the charter or by-laws of Borrower or any of its Subsidiaries. All necessary and appropriate action has been taken on the part of Borrower to authorize the execution and delivery of this Agreement and the other Loan Documents. This Agreement and the other Loan Documents are the valid and binding agreements of Borrower enforceable in accordance with their respective terms.

               5.3  Financial Statements: Absence of Certain Changes.
                    -------------------------------------------------
                    Borrower has delivered to Lender Borrower's 1996 Annual Report ("1996 Annual Report") containing Borrower's consolidated financial statements for its fiscal year ended November 30, 1996. Such financial statements have been prepared (except as otherwise noted therein) in accordance with GAAP on a basis consistent with the previous fiscal year and fairly present the financial position of Borrower and the results of its operations as of the date and for the periods indicated. Since November 30, 1996, there has been no material adverse change in the business, financial condition, assets, results of operations, liabilities or prospects of Borrower and its Subsidiaries, taken as a whole, or MART. "GAAP" SHALL MEAN generally accepted accounting principles in (i) Canada, for fiscal periods ended on or prior to November 30, 1996 and (ii) the United States, for fiscal periods ending after November 30, 1996, in each case using the accrual basis of accounting and consistently applied.

               5.4  Litigation. There is no litigation or governmental
                    -----------
                    proceeding pending, or to the knowledge of Borrower, threatened, against Borrower, any of its Subsidiaries or MART, which, if adversely determined, would result in any material adverse change in the financial condition or properties, business, operations or prospects of Borrower and its Subsidiaries, taken as a whole, or of MART. Each of Borrower, its Subsidiaries and MART has duly filed all applicable income or other tax returns and has paid all income or other taxes when due. There is no controversy or objection pending, or to the knowledge of Borrower, threatened, in respect of any tax returns of Borrower, its Subsidiaries or MART.

               5.5  No Default. No Default (as defined below) has occurred
                    -----------
                    and is continuing, and no event has occurred and is continuing which, with the lapse of time, the giving of notice, or both, would constitute such a Default under this Agreement or any of the other Loan Documents.

               5.6  ERISA Obligations. Borrower has paid and shall promptly
                    -----------------
                    pay and discharge all obligations and liabilities arising under the Employee Retirement Income Security Act of 1974 ("ERISA") of a character which if unpaid or unperformed might result in the imposition of a lien against any of its or its Subsidiaries' properties or assets and shall promptly notify Lender of (a) the occurrence of any reportable event (as defined in ERISA) which might result in the termination by the Pension Benefit Guaranty Corporation ("PBGC") of any employee benefit plan covering any officers or employees of Borrower or its Subsidiaries, any benefits of which are, or are required to be, guaranteed by PBGC ("Plan"), (b) receipt of any notice from PBGC of its intention to seek termination of any such Plan or appointment of a trustee therefor, and (c) its intention to terminate or withdraw from any Plan. Borrower shall not terminate any such Plan or withdraw therefrom unless it shall be in compliance with all of the terms and conditions of this Agreement after giving effect to any liability to PBGC resulting from such termination or withdrawal.

               5.7  Authority. Borrower has full power and authority to
                    ---------
                    conduct its business as presently conducted, to enter into this Agreement and the other Loan Documents and to perform all of its duties and obligations under this Agreement and the other Loan Documents.

               5.8  Absence of Breach. The execution, delivery and
                    ------------------
                    performance of this Agreement, the other Loan Documents and any other documents or instruments to be executed and delivered by Borrower in connection with this Loan shall not: (a) violate, in any material respect, any provisions of United States, Canadian or any other jurisdiction's law or any applicable regulation, order, writ, injunction or decree of any court or governmental authority in the United States, Canada or any other jurisdiction, or (b) conflict with, be inconsistent with, or result in any breach or default of any of the terms, covenants, conditions or provisions of any indenture, mortgage, deed of trust, instrument, document, loan agreement or other agreement or contract of any kind to which Borrower, or any of its Subsidiaries or MART is a party or by which Borrower, any of its Subsidiaries or MART may be bound. Neither Borrower, any of its Subsidiaries or MART is in default (without regard to grace or cure periods) under any contract or agreement to which it is a party, the effect of which default could materially adversely affect the performance by Borrower of its obligations pursuant to and as contemplated by the terms and provisions of this Agreement and the other Loan Documents.

               5.9  Adverse Circumstances. No condition, circumstance,
                    ---------------------
                    event, agreement, document, instrument, restriction, litigation, violation of law or proceeding (or threatened litigation or proceeding or basis therefor) exists which could adversely affect the validity or priority of the liens and security interests granted to Lender under the Loan Documents, which could materially adversely affect the ability of Borrower to perform its obligations under the Loan Documents, which would constitute a default under any of the Loan Documents or which would constitute such a default with the giving of notice or lapse of time or both.

               5.10 Complete Information. This Agreement and all financial
                    ---------------------
                    statements, schedules, certificates, confirmations, agreements, contracts and other materials, including without limitation (a) the 1996 Annual Report and (b) the Borrower's Annual

                    Report on Form 10-K for the fiscal year ended November 30, 1996 (the "1996 10K") submitted to Lender in connection with or in furtherance of this Agreement and the other Loan Documents by or on behalf of Borrower fully and fairly state the matters with which they purport to deal, and neither misstate any material fact or, separately or in the aggregate, fail to state any material fact necessary to make the statements made therein not misleading.

               5.11 Ownership of MART Stock. Borrower has good,
                    -----------------------
                    indefeasible and sole title to the Collateral, free and clear of all liens, claims, security interests and other encumbrances, other than those liens, claims, security interests or other encumbrances set forth on
                    SCHEDULE 5.11 attached hereto ("Permitted
                    Encumbrances").

               5.12 MART. MART is a corporation duly organized, existing
                    ----
                    and in good standing under the laws of Delaware, with full and adequate corporate power and authority to carry on and conduct its business as presently conducted, and is duly licensed or qualified in all jurisdictions wherein the nature of its activities require such qualification or licensing.

               5.13 Business Purpose. This Loan is being secured by
                    -----------------
                    Borrower for business purposes only.

               5.14 Intellectual Property. Borrower and each of its
                    ----------------------
                    Subsidiaries owns, or possesses adequate rights to use, all patents, patent rights, inventions, trade secrets, knowhow, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights owned or used by it or which are necessary for the conduct of its business as it is presently conducted, or as proposed to be conducted, and Borrower is not aware of any claim to the contrary or any challenge by any person to the rights of Borrower or any of its subsidiaries with respect to the foregoing.

               5.15 Compliance with Law. Neither Borrower, any of its
                    --------------------
                    Subsidiaries or MART is in violation of any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court in the United States, Canada or any other jurisdiction, including~ without limitation, those relating to the use, operation~ handling, transportation, disposal or release of hazardous or toxic substances or wastes or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances or wastes, except where such violation would not individually or in the aggregate have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Borrower and its Subsidiaries, taken as a whole, or of MART; and the Borrower is not aware of any pending investigation which would reasonably be expected to lead to such a claim.

               5.16 Properties. Borrower, each of its Subsidiaries and MART
                    -----------
                    has good title to all property real and personal (tangible and intangible) and other assets owned by it, free and clear of all security interests, charges, mortgages, liens or other encumbrances, except as provided on SCHEDULE 5.16, such as are described in the 1996 10-K or such as do not materially interfere with the use of such property made, or proposed to be made, by Borrower and its Subsidiaries, taken as a whole, and MART. The leases, licenses or other contracts or instruments under which the Borrower, each of its Subsidiaries and MART leases, holds or is entitled to use any property, real or personal, are valid, subsisting and enforceable with only such exceptions as do not materially interfere with the use of such property made or proposed to be made by Borrower and its Subsidiaries, taken as a whole, and MART. Neither Borrower, any of its Subsidiaries or MART has received notice of any material violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties.

               5.17 Labor Relations. No material labor problem exists or,
                    ----------------
                    to the knowledge of Borrower, is imminent with respect to any of the employees of Borrower, its Subsidiaries or MART.

               5.18 Insurance. Each of Borrower, its Subsidiaries and MART
                    ----------
                    maintain insurance against loss or damage by fire or other casualty and such other insurance, including but not limited to insurance for pollution-related and environmental damage liabilities, in such amounts and covering such risks as is usually maintained by companies of comparable size engaged in the same or a similar business and in the same geographic region as Borrower, its Subsidiaries and MART, respectively.

               5.19 Permits. (a) Each of Borrower and its Subsidiaries,
                    --------
                    taken as whole, and MART has all Permits (as defined below) as are necessary for the conduct of its business as it has been carried on; (b) all such Permits are in full force and effect, and each of Borrower, its subsidiaries and MART has fulfilled and performed all material obligations with respect to such Permits; (c) no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination by the issuer thereof or which results in any other material impairment of the rights of the holder of any such Permit; and (d) each of Borrower, its Subsidiaries and MART has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Permit. "Permits" means all United States, Canadian and other jurisdictions' licenses, permits and approvals required for the full operation of Borrower, its Subsidiaries and MART, including provincial, state, federal, city and county permits and approvals.

               5.20 Material Losses. Since November 30, 1996, neither
                    ----------------
                    Borrower nor any of its Subsidiaries has sustained any loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance or from any labor dispute or court or governmental action, order or decree, which loss or interference would be material to the business or properties or condition (financial or otherwise) or prospects of Borrower or its Subsidiaries.

               5.21 Conduct of Business. Since November 30, 1996, except as
                    --------------------
                    disclosed in the 1996 10-K or on SCHEDULE 5.16, Borrower and each of its Subsidiaries has not: (i) incurred any material obligation or liability (absolute or contingent) other than in the ordinary course of business; (ii) cancelled without payment in fully any material notes, loans or other obligations receivable or other debts or claims held by it other than in the ordinary course of business; (iii) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its material properties, tangible or intangible or rights under any material contract, permit, license, franchise or other agreement; or (iv) conducted its business in a manner materially adversely different from its business as conducted on such date.

               5.22 Approvals. No authorization, approval or consent of, or
                    ----------
                    filing with, any court, governmental body, regulatory agency, self-regulatory organization or stock exchange or market in the United States, Canada or any other jurisdiction, any other party, or the stockholders of Borrower or MART is required to be obtained or made (which has not been obtained or made) by Borrower or MART in connection with the execution, delivery and performance of this Agreement and the other Loan

                    Documents, the issuance of the Warrants, the issuance and sale of the Shares upon exercise of the Warrants and the public resale of the Shares as contemplated by the Warrants, other than (1) listing of the Warrants and the Shares on the TSE and, if applicable, all approvals required thereby, (2) listing of the Shares on the Nasdaq National Market ("Nasdaq"), (3) registration of the resale of the Shares under the 1933 Act as contemplated by Section 8 of the Warrants and
                    (4) such filings as may be required under applicable United States and Canadian provincial, state securities or "blue sky" laws.

               5.23 No Solicitation. No form of general solicitation or
                    ----------------
                    general advertising was used by Borrower or, to the best of its knowledge, any other person acting on behalf of Borrower, in respect of the Warrants, the Shares or any similar securities offered to Deere Park or any other persons (collectively, the "Securities") in connection with the offer and sale of the Securities. Borrower represents and agrees that neither Borrower nor any person authorized to act on its behalf has sold or offered or will sell or offer for sale any Security to, or solicit any offers to buy any Security from, or otherwise approach or negotiate in respect thereof with, any person or persons so as thereby to cause the issuance or sale of any of the Warrants or Shares to be in violation of any of the provisions of
                    Section 5 of the 1933 Act or the Securities Act (Ontario) and the Regulation thereto.

               5.24 Capitalization. The authorized capital of Borrower
                    --------------
                    consists of an unlimited number of common shares and an unlimited number of preference shares issuable in series of which 14,925,932 common shares are issued and outstanding at the date hereof all as fully paid and non-assessable shares.

               5.25 Securities Regulation. (a) Except for (i) the late
                    ----------------------
                    filing of the 1996-10-K, (ii) Borrower's Quarterly Report on Form 10-Q for the quarter ended February 28, 1997 which is past due, (iii) the filing of a Form 8-K/A in connection with the Borrower's acquisition of Chempower, Inc. which is past due and (iv) the filing of Amendments to Schedules 13D with respect to the Borrower's investment in EIF Holdings, Inc., Borrower has timely filed all reports required to be filed under-the United States Securities Exchange Act of
                    1934, as amended (the "1934 Act"), and any other material reports or documents required to be filed with the Commission since January 1, 1996. Borrower has timely filed all reports required to be ~lled under all applicable Canadian and TSE securities laws and regulations and any other material reports or documents required to be filed with the TSE since January 1, 1994. All of such reports and documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act, the 1934 Act and such Canadian and TSE securities laws and regulations.

                    (b) Borrower is a reporting issuer in good standing under the securities laws of the Provinces of Ontario, Quebec, British Columbia and Alberta and is in compliance with the by-laws, rules and regulations of the TSE and no material change relating to Borrower has occurred with respect to which the requisite material change report has not been filed under the applicable Canadian and provincial securities laws and no such disclosure has been made on a confidential basis.

               5.26 Warrants and Shares. (a) The Warrants, when issued,
                    --------------------
                    sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be valid and binding obligations of Borrower, enforceable in accordance with their terms and will be issued in compliance with all applicable United States and Canadian federal, state and provincial securities laws, and with the listing requirements of the TSE and, with respect to the Shares, Nasdaq. The Shares have been duly and validly reserved for issuance as hereafter provided and upon issuance in accordance with the terms of the Warrants, shall be duly and validly issued, fully paid and nonassessable. Borrower currently has reserved a sufficient number of common shares for issuance upon exercise of the Warrants and shall at all times reserve and keep available out of its authorized but unissued common shares, solely for the purposes of effecting the exercise of the Warrants, a sufficient number of common shares as shall be sufficient to effect the exercise of all then outstanding Warrants.

                    (b) Borrower has made application to the TSE for the listing of the Shares issuable by Borrower upon the exercise of the Warrants.

          5.27 Deere Park Loan. Borrower has provided Lender with true and
               ----------------
               accurate copies of the Deere Park Agreements.

               The foregoing representations, warranties and covenants shall survive the making of this Agreement and the issuance of the Note pursuant hereto, and shall be deemed to be continuing representations, warranties and covenants until such time as Borrower has fulfilled all obligations to Lender under the Loan Documents, and Lender has been paid in full.

          6.   Loan Documents.
               --------------

               On or prior to the date of this Agreement, Borrower shall have provided Lender with the following documents, all of which must be satisfactory to Lender and Lender's counsel in form, substance and execution:

               6.1  Loan Agreement. This Agreement duly executed by
                    ---------------
                    Borrower.

               6.2  Note. The Note duly executed by Borrower, in the form
                    -----
                    attached hereto as EXHIBIT A.

               6.3  Stock Pledge Agreement. The Stock Pledge Agreement duly
                    -----------------------
                    executed by Borrower, in the form attached hereto as EXHIBIT B.

               6.4  Certified Resolutions. Resolutions of Borrower's Board
                    ----------------------
                    of Directors, certified by an officer of Borrower, approving the Loan Agreement, the Note, the Stock Pledge Agreement and the Warrants and authorizing the execution, issuance and delivery thereof.

               6.5  Opinions of Counsel. The opinions of United States and
                    -------------------
                    Canadian legal counsel to Borrower in the form of EXHIBITS D-1 AND D-2 hereto.

               6.6  Additional Documents. Such other instruments and
                    --------------------
                    documents as Lender may reasonably require.

          All such above-listed documents, the Warrants and all other instruments and documents that may hereafter be executed by Borrower and delivered to Lender pursuant to this Agreement, are sometimes referred to herein as the "Loan Documents."

          7.   Negative Covenants.
               -------------------

               From and after the date hereof and so long as any amount is outstanding under the Loan or under this Agreement, except to the extent compliance in any case or cases is waived in writing by Lender, Borrower shall not, and shall not permit any of its Subsidiaries or MART to, directly or indirectly:

               7.1  Transfer: Merger. Merge, consolidate, sell, transfer,
                    -----------------
                    lease, encumber or otherwise dispose of all or substantially all of its property, assets or business, except for such transactions (i) solely between subsidiaries of the Borrower, (ii) in which the Net Worth of the assets or business being disposed of is less than $10,000,000 ("Net Worth" means the gross book value of the assets being disposed of less total liabilities related to such assets being disposed of or cancelled, including but not limited to accrued and deferred income taxes, and any reserves against assets) or (iii) where Borrower or a Subsidiary is the surviving entity of a merger or consolidation and no change of control of Borrower or such Subsidiary has occurred;

               7.2  Value of Collateral. Take any actions, directly or
                    --------------------
                    indirectly,   or  permit  MART  to  take  any  actions,
                    resulting in the diminution of the value of the Collateral, or to create, assume, incur, suffer or permit to exist any mortgage, pledge, encumbrance, security interest, assignment, lien or charge of any kind or character upon the Collateral other than the Permitted Encumbrances or other than to Lender;

               7.3  Actions Regarding MART. Take any actions, directly or
                    ----------------------
                    indirectly, or permit MART to take any actions, which would result in: (i) the merger, consolidation, sale, transfer, lease, encumbrance or any other disposition of all or any part of the property, assets or business of MART; (ii) the sale or discount of any of the notes or accounts receivable of MART, except in the ordinary course of MART's business; or (iii) the payment or distribution of dividends or other distributions to the stockholders of MART, the redemption of such interests, or the purchase or setting aside of any sums for the purchase or payment of such interests; or

               7.4  Transactions with Affiliates. Directly or indirectly,
                    ----------------------------
                    pay  any funds  to  or for  the  account of,  make  any
                    investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any indebtedness, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with any joint enterprise or other joint arrangement with, any Affiliate (as defined below) of Borrower, except, on terms to Borrower, its subsidiary or MART no less favorable than terms that could be obtained by Borrower, such subsidiary or MART from a person that is not an Affiliate of Borrower, as determined in good faith by the Board of Directors of Borrower. "Affiliate" means, with respect to any person, any other person that directly, or indirectly through one or more intermediaries, controls, is controlled by or under common control with the subject person, including without limitation all officers and directors of the subject person.

          8.   Affirmative Covenants.
               ----------------------

               From and after the date hereof and so long as any amount is outstanding under the Loan or under this Agreement, except to the extent compliance is in any case or cases waived in writing by Lender, Borrower shall:

               8.1  Continued Ownership of Collateral. Continue to own,
                    ---------------------------------
                    without   lien  or  encumbrance  other  than  Permitted
                    Encumbrances, the Collateral.

               8.2  Use of Proceeds. Use the proceeds of the Loan and the
                    ---------------
                    Deere Park Loan only for purposes of providing financing to MART except for approximately $2,500,000 thereof which may be used to repay outstanding indebtedness owed to Deere Park.

               8.3  Information. Maintain a standard and modern system of
                    -----------
                    accounting, on the accrual basis of accounting and in all respects in accordance with GAAP; and shall furnish to Lender or its authorized representatives (i) within three business days of their filing, all annual, quarterly and other reports and documents filed by Borrower, any of its Subsidiaries or MART with the Commission or the TSE and (ii) such other information respecting the business affairs, operations and financial condition of Borrower, its Subsidiaries and MART as reasonably may be requested by Lender.

               8.4  Access to Records. Allow Lender access to the books and
                    ------------------
                    records of Borrower, its subsidiaries and MART, as Lender may reasonably request.

               8.5  Insurance. Insure and keep insured with good and
                    ----------
                    responsible insurance companies, all insurable property owned by it, its subsidiaries and MART which is of a character usually insured by companies similarly situated and operating like properties, against loss or damage from fire and such other hazards or risks as are customarily insured against by companies similarly situated and operating like properties; and shall similarly insure employers' and public liability risks with good and responsible insurance companies; and shall prior to the date hereof and from time to time thereafter upon request of Lender furnish a certificate setting forth in summary form the nature and extent of the insurance maintained by Borrower, its Subsidiaries and MART pursuant to this Section 8.5.

               8.6  Notice of Proceedings. Immediately after the
                    ----------------------
                    commencement thereof, give notice to Lender in writing of all actions, suits and proceedings before any court or governmental department, commission, board or other administrative agency in Canada, the United States or any other jurisdiction which may have a material effect on the operations of Borrower, its Subsidiaries or MART.

               8.7  Notice of Default. Immediately after the commencement
                    ------------------
                    thereof, give notice to Lender in writing of the occurrence of a Default (as defined below) or an event which with notice or lapse of time or both would constitute a Default.

               8.8  Payment of Obligations. Pay and discharge, and will
                    ----------------------
                    cause each Subsidiary and MART to pay and discharge, all their respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings.

               8.9  Maintenance of Property. Keep, and will cause each
                    -----------------------
                    Subsidiary and MART to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

               8.10 Conduct of Business and Maintenance of Existence.
                    ------------------------------------------------
                    Except as permitted by Section 7.1, continue, and will cause each Subsidiary and MART to continue, to engage in business of the same general type as now conducted by each such entity, and will preserve, renew and keep in full force and effect, and will cause each subsidiary and MART to preserve, renew and keep in full force and effect, their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business.

               8.11 Compliance with Laws. Comply, and will cause each
                    --------------------
                    Subsidiary and MART to comply, in all material respects with all applicable laws, ordinances, rules, regulations, decisions, orders and requirements of governmental authorities and courts (including, without limitation, environmental laws) of and in the United States, Canada and all other jurisdictions except (i) where compliance therewith is contested in good faith by appropriate proceedings or (ii) where non-compliance therewith could not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of Borrower and its subsidiaries or of MART.

               8.12 Toronto Stock Exchange. Borrower will promptly take all
                    -----------------------
                    actions necessary to obtain the approval by the TSE for the issuance of the Warrants and the Shares and to obtain the listing of the Shares on the TSE and will thereafter take all actions necessary to maintain such listing so that the Shares may be freely traded without restriction on the TSE.

          9.   Financial Covenants.
               --------------------

               9.1  Initial Covenants. Subject to Section 9.2 below, from
                    ------------------
                    and after the date of this Agreement and so long as any amount is outstanding under the Loan or under this Agreement, except to the extent compliance is in any case or cases waived in writing by Lender, Borrower covenants and agrees as follows:

                    (a)  Current Ratio. Commencing on the first anniversary
                         -------------
                    of the date of this Agreement, Borrower shall maintain a ratio of Current Assets (as defined below) to current liabilities of at least 1:1, determined at the end of each fiscal quarter. "Current Assets" means cash, short-term cash investments, net trade receivables and marketable securities not classified as long-term investments.

                    (b)  Tangible Net Worth. Borrower shall maintain on a
                         ------------------
                    consolidated basis Tangible Net Worth (as defined below), determined at the end of each fiscal quarter, equal to at least $25,000,000. "Tangible Net Worth" means the gross book value of the Borrower's assets (excluding goodwill, patents, trademarks, trade names, organization expense, treasury stock, unamortized debt discount and expense, deferred research and development costs, deferred marketing expenses, and other like intangibles) less total liabilities, including but not limited to accrued and deferred income taxes, and any reserves against assets.

                    (c)  Total Liabilities to Tangible Net Worth Ratio. To
                         ----------------------------------------------
                    maintain  on  a consolidated  basis  a  ratio of  Total
                    Liabilities (as defined below) to Tangible Net Worth not exceeding 4:1, determined at the end of each fiscal quarter. "Total Liabilities" means the sum of current liabilities plus long term liabilities.

                    (d)  Dividends. Borrower shall not declare or pay any
                         ---------
                    dividends  or  make any  distributions  on  any of  its
                    capital stock, except dividends payable in capital stock of the Borrower, and shall not directly or indirectly purchase, redeem or otherwise acquire for value any of its capital stock, or create any sinking fund in relation thereto; provided, however, that the
                                              --------- -------
                    foregoing shall not apply to the redemption or repurchase of common shares pursuant to the terms of Borrower's employee stock option and benefit plans existing on the date of this Agreement.

               9.2  New Bank Facility. If during the three-month period
                    ------------------
                    following the date of this Agreement, Borrower shall enter into a long-term loan facility with one or more banks pursuant to which Borrower may borrow up to $50,000,000 for the principal purpose of refinancing indebtedness of Borrower and its subsidiaries outstanding on the date hereof (the "Bank Facility"), Borrower and Lender agree to amend, supplement and/or replace the financial covenants of Borrower set forth in Section 9.1 to be consistent with the affirmative and negative financial covenants of Borrower set forth in the Bank Facility (the "New Covenants"). The New Covenants to become applicable to the Loan and this Agreement shall include, without limitation, all covenants and obligations with respect to Borrower, its Subsidiaries and other entities in which it has an interest relating to (i) mergers, consolidations, acquisitions or sales of assets or businesses or joint ventures, (ii) the provision of financial and business information to lenders, (iii) any matter referred to in
                    Section 9.1, (iv) incurrence of indebtedness and guaranties, (v) creation of liens and encumbrances,
                    (vi) financial tests, ratios and covenants relating to cash flow, working capital, earnings and losses, net worth, short and long-term indebtedness and other liabilities, capital expenditures, debt service and dividends, (viii) issuances of capital stock and (ix) changes in control of Borrower. Upon the closing of the Bank Facility, the parties hereto agree to promptly negotiate and deliver an amendment to this Agreement (the "Amendment") to give effect to this Section 9.2. In addition to the New Covenants, the Amendment will contain grace periods and cure periods with respect to the matters referred to in Sections 10.1 and 10.3 consistent with such periods set forth in the Bank Facility. The parties acknowledge and agree that, notwithstanding anything to the contrary in this
                    Section 9.2, the Amendment shall permit or contain such covenants and other provisions which, as between the provisions set forth herein and the provisions of the Bank Facility, are the most favorable to Lender on a "most favored nation" basis, provided that the
                                                 --------
                    provisions of this Agreement which are permitted to continue by the Amendment do not violate or result in a default under the Bank Facility.

          10.  Events of Default.
               ------------------

               If any of the following shall occur, they shall be deemed events of default hereunder (a "Default"):

               10.1 Payment. The failure of Borrower to make any payment of
                    -------
                    principal or interest when due under the Note or any other amount due under any other agreement with Lender, including, without limitation, any of the other Loan Documents, for a period of five (5) days following any specified payment date;

               10.2 Representations. Any representation or warranty in this
                    ---------------
                    Agreement, the other Loan Documents or any agreement with Lender shall be false when made or at any time during the term of this Agreement or any extension thereof;

               10.3 Nonperformance. The failure of Borrower to perform any
                    --------------
                    covenant,  condition  or  agreement contained  in  this
                    Agreement  or   any   other  agreement   with   Lender,
                    including, without limitation, any of the Loan Documents, and Borrower does not cure such failure within thirty (30) days of its occurrence;

               10.4 Assignment For Creditors. An assignment by
                    ------------------------
                    Borrower, any of its subsidiaries or MART for the benefit of creditors, or if Borrower, any of its Subsidiaries or MART fails to pay, or admits in writing its inability to pay its debts as they mature; or if a trustee of any substantial part of the assets of Borrower, any of its Subsidiaries or MART is applied for or appointed, and if appointed in a proceeding brought against Borrower, any of its subsidiaries or MART, any action or failure to act indicates its approval of, consent to, or acquiescence in such appointment, or within thirty (30) days after such appointment, such appointment is not vacated or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect;

               10.5 Bankruptcy. Any proceedings involving Borrower, any of
                    ----------
                    its Subsidiaries or MART are commenced by or against Borrower, any of its subsidiaries or MART under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state or provincial government of the United States, Canada or any other jurisdiction and if such proceedings are instituted against Borrower, any of its Subsidiaries or MART, Borrower, any of its Subsidiaries or MART by any action or failure to act indicates its approval of, consent to or acquiescence therein, or an order shall be entered approving the petition in such proceedings and within thirty (30) days after the entry thereof such order is not vacated or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect;

               10.6 Other Agreements. Borrower, any of its Subsidiaries or
                    -----------------
                    MART defaults in any payment of principal or interest relating to any other obligation in excess of $250,000 (including, without limitation, the Deere Park Loan) or in the performance of any other term, condition or covenant contained in any agreement beyond any period of grace provided with respect thereto, under which any such obligation is created the effect of which default is to cause or permit the holder of such obligation to cause such obligation to become due prior to its stated maturity;

               10.7 Judgments. There shall be entered against Borrower, any
                    ----------
                    of its Subsidiaries or MART one or more judgments or decrees involving in the aggregate a liability of $100,000 or more, and any such judgment or decree shall not have been vacated, discharged or stayed pending appeal within thirty (30) days from the entry thereof;

               10.8 Delivery of Warrants. Borrower fails to execute and
                    --------------------
                    deliver the  Warrants to  Lender (i) subject  to clause
                    (ii), within 25 days after the date of this Agreement or (ii) if such failure to deliver the Warrants is due to the receipt by Borrower of notice from the TSE immediately (a copy of which shall be provided to Lender) requiring that Borrower obtain the prior approval of its shareholders of the issuance of the Warrants and Borrower promptly takes all actions necessary to obtain such shareholder approval, 50 days after the date such notice is received by Borrower. Delivery of the Warrants after the applicable dates specified in this Section 10.8 shall not be deemed to cure such Default;

               10.9 Listing. The common shares of Borrower or the Shares
                    -------
                    for any reason cease to be listed for trading on either Nasdaq or the TSE; or

               10.10  Registration Statement.
                      -----------------------

                    (a) the Registration Statement shall not have been filed with the Commission by Borrower within 30 days after the date of this Agreement;

                    (b) the Registration Statement shall not have been declared effective by the Commission within 90 days after the date of this Agreement; or

                    (c) the Lender, or any transferee thereof who holds the Shares, shall for any reason, other than as a direct result of an act or omission by a selling securityholder named in the Registration Statement, be unable to sell any or all of the Shares pursuant to the Registration Statement for a period of 30 days (whether or not consecutive) after the Registration Statement is first declared effective by the Commission; provided,
                                                                ---------
                    that in the event of an acquisition or disposition requiring the filing by Borrower of a Current Report on Form 8-KIA containing related financial statements, such period shall be 60 days from the date the initial Form 8-K for such acquisition or disposition is required to be filed with the Commission.

               Upon the occurrence of a Default, Lender shall have all rights and remedies set forth in the Loan Documents or as otherwise provided at law or in equity and, without limiting the generality of the foregoing, may, at its option, declare the Note, all interest thereon, and all other obligations to Lender under the Loan Documents to be immediately due and payable in full, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding, and may, also without limitation, exercise its rights with respect to the Collateral and appropriate and apply toward the payment of the Note any indebtedness of Lender to Borrower however created or arising. There shall be no obligation to exercise any remedy available to Lender in any order.

          11.  Hazardous Waste Indemnification.
               --------------------------------

               Borrower will indemnify and hold harmless Lender from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance. This indemnity will apply whether the hazardous substance is on, under or about Borrower's, its Subsidiaries' or MART's property or operations or property leased by or to Borrower, any Subsidiary or MART. The indemnity includes but is not limited to attorneys' fees. The indemnity extends to Lender, its parent, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns. For these purposes, the term "hazardous substances" means any substance which is or becomes designated as "hazardous" or "toxic" under any federal, state, provincial or local law in the United States, Canada or any other jurisdiction. This indemnity will survive repayment of Borrower's obligations to Lender.

          12.  Miscellaneous.
               -------------

               12.1 Waiver. No failure or delay on the part of Lender in
                    ------
                    exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided at law or in equity.


               12.2 Entire Agreement. This Agreement constitutes the entire
                    ----------------
                    agreement between the parties and there are no promises expressed or implied unless contained herein. No amendment, modification, termination or waiver of any provision of this Agreement or any of the Loan
                    Documents or consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only for the specific purpose for which given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

               12.3 Notices: Wire Instructions. (a) All notices, requests,
                    ---------------------------
                    demands and other communications provided for hereunder shall be in writing, and shall be sent by certified or registered mail, by courier or by telephone line facsimile transmission and addressed as follows:

                    If to BORROWER:     American Eco Corporation
                                        11011 Jones Road
                                        Houston, Texas 77070
                                        Attention: Mr. Michael E. McGinnis,
                                          President and CEO

                                        Fax No.: (281) 774-7005

                    If to LENDER:       Refco Capital Markets, Ltd.
                                        Rosebank Building
                                        12 Bermudiana Road
                                        Hamilton, HM 11
                                        Bermuda
                                        Attention: Mr. Gary Weiss

                                        Fax No.: (441) 296-0693

                    With a copy to:     Mr. Santo Maggio
                                        c/o Refco Group, Ltd.
                                        One World Financial Center  - Tower
                                        A
                                        200 Liberty Street
                                        New York, New York 10281

                                        Fax No.: (212) 693-7611

          or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this subsection. Notices shall be deemed given when actually received.

                    (b) All payments due Lender pursuant to the Note or the other Loan Documents shall be made by wire transfer of immediately available funds to the following account:

                              Chase Manhattan Bank
                              ABA No.:                 021000021
                              Account Name:            Refco Capital
                                                         Markets
                              Account No.:             066290570
                              Further Credit Account:  4308

          or to such other account or place designated in writing by Lender.

               12.4 Counterparts. This Agreement may be executed in any
                    -------------
                    number of counterparts and by different parties hereto in separate counterparts, each of which when so executed  and  delivered  shall  be  deemed  to  be  an
                    original and all of which taken together shall constitute but one and the same instrument. A telephone line facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

               12.5 Binding Effect. This Agreement shall become effective
                    --------------
                    when it shall have been executed by Borrower and Lender and thereafter shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or under the other Loan Documents or any interest herein or therein without the prior written consent of Lender.

               12.6 Assignment. This Agreement may be assigned by Lender
                    ----------
                    without prior notice to, or consent of, Borrower.

               12.7 Governing~ Law. This Agreement has been, and the Note
                    --------------
                    shall be, delivered and accepted in and shall be deemed to be contracts made under and governed by the internal laws of the State of New York (without regard to its conflict of laws doctrine) and for all purposes shall be construed in accordance with the laws of such State.


               12.8 Enforceability. Any provision of this Agreement which
                    ---------------
                    is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or lack of enforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction; wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law.

               12.9 Survival. All covenants, agreements~ representations
                    ---------
                    and warranties made by Borrower herein shall, notwithstanding any investigation by Lender, be deemed material and relied on by Lender and shall survive the execution and delivery to Lender of this Agreement and the Note.

              12.10 Extensions. This Agreement shall secure and govern
                    -----------
                    the terms of any extensions or renewals of the Note.

              12.11 Time of Essence. Time is of the essence in
                    ---------------
                    connection   with   all  matters   -relating   to  this
                    Agreement.

              12.12 Expenses. Borrower shall pay all costs and
                    --------
                    expenses, if any, in connection with the collection and enforcement of, or any amendments or waivers requested by Borrower of, this Agreement, the other Loan Documents, the Note and the other instruments and documents to be delivered hereunder including, without limitation, reasonable attorney's fees. In addition, Borrower shall pay any and all recording fees, stamp and other taxes determined to be payable in connection with the execution and delivery of this Agreement, the Note and the other instruments and documents to be delivered hereunder, and agrees to indemnify and save
                    Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

          13.  CONSENT TO JURISDICTION.  BORROWER HEREBY CONSENTS TO THE
               ------------------------
          EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN NEW YORK COUNTY, NEW YORK, AND WAIVES ANY OBJECTION BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS,
                                                      ---------------------
          WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED HEREUNDER OR IN CONNECTION HEREWITH, OR ANY TRANSACTION ARISING FROM OR CONNECTED TO ANY OF THE FOREGOING. BORROWER WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS, AND CONSENTS TO ALL SUCH SERVICE OF PROCESS MADE BY MAIL OR BY MESSENGER DIRECTED TO THE ADDRESS SPECIFIED HEREIN. Nothing herein shall affect Lender's right to serve process in any manner permitted by law, or limit Lender's right to bring proceedings against Borrower or its property or assets in the competent courts of any other jurisdiction or jurisdictions.

                    IN Witness WHEREOF, the parties hereto have caused this Term Loan Agreement to be executed by their respective, duly authorized officers, as of the date first above written.

                                   AMERICAN ECO CORPORATION


                                   By: /s/ David Norris
                                      ---------------------------------


                                   Its: SVP & CFO
                                       --------------------------------


                                   REFCO CAPITAL MARKETS, LTD.



                                   By: /s/       Maggio
                                      ---------------------------------


                                   Its:  Director
                                       --------------------------------

                                                                  EXHIBIT A
                                                                  ---------

                                  SECURED TERM NOTE


          US $5,000,000                                 Dated: May 30, 1997

                    For value received, AMERICAN ECO CORPORATION, an Ontario, Canada Corporation (the "Maker"), promises to pay to the order of REFCO CAPITAL MARKETS, LTD., a Bermuda corporation (the "Payee"), the principal sum of FIVE MILLION UNITED STATES DOLLARS (US $5,000,000), together with interest payable on the principal balance from time to time remaining outstanding, pursuant to the terms of this Note.

                    Amounts due hereunder shall be payable monthly in arrears on the first day of each calendar month, commencing on the first day of the first full calendar month succeeding the date of this Note. Payments shall be made as follows: (i) the first twelve (12) installments shall consist of interest only;
          (ii) the subsequent twenty-three (23) payments shall consist of principal payments of US $83,333.33 each, plus interest accrued thereon; and (iii) a final payment of all outstanding principal and interest to be made on the third anniversary date of this Note.

                    Interest shall be computed on the actual number of days elapsed on the basis of a 360 day year from the date of borrowing until payment at the rate of ten percent (10%) per annum.

                    Any amount of principal hereof or interest hereon which is not paid when due whether at stated maturity, by acceleration, or otherwise, shall bear interest payable on demand at the rate of twelve percent (12%) per annum. All payments hereunder shall be applied first to interest on the unpaid balance at the rate herein specified and then to principal.

                    Principal and interest shall be paid to the Payee to the account specified in the Term Loan Agreement (as defined below), or to or at such other account or place as the holder of this Secured Term Note may designate in writing to the Maker. This Note may be prepaid in whole or in part without penalty, subject to the terms of Section 2.5 of the Term Loan Agreement.

                    This Note is subject to the terms and conditions of the Term Loan Agreement, dated as of the date hereof, by and between the Maker and the Payee (the "Term Loan Agreement"), which is incorporated herein by this reference. This Note is also secured by a Stock Pledge Agreement, dated as of the date hereof, by and between the Maker and the Payee (the "Pledge Agreement"). The holder hereof is entitled to all the benefits and security provided for in the Term Loan Agreement and the Pledge Agreement, including without limitation the right to accelerate the balance of this Note under the terms and conditions of the Term Loan Agreement.

                    Without affecting the liability of any maker, endorser, surety or guarantor, the Payee may, without notice, grant renewals or extensions, accept partial payments, or agree not to sue any party liable on this Note. This Note shall be binding upon the Maker and its successors and assigns, and shall inure to the benefit of the Payee and its successors and assigns. This Note and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the United States and the internal laws of the State of New York.

                    This Note may be assigned by Payee without prior notice to, or consent of, Maker.

                    The Maker agrees that if any action or proceeding is instituted to collect or enforce collection of this Note, the amount on the Payee's records shall be prima-facie evidence of the unpaid principal balance of this Note.


                                        AMERICAN ECO CORPORATION


                                        By:
                                           ---------------------------


                                        Its:
                                            --------------------------
                                             Duly Authorized Officer